UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 18, 2012

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 18, 2012, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) amended the 2012 Director Compensation and Travel Expense Reimbursement Policy (“Policy”). In general, the Policy provides for the payment of quarterly retainer fees and per-day attendance fees to the Bank's directors. The Board has amended the Policy to expressly authorize a reduction of a director's quarterly retainer fee if a majority of disinterested directors determines that such director's performance, ethical conduct or attendance is significantly deficient. A copy of the Policy, marked to show this amendment, is included herein as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Policy is qualified in its entirety by reference to the Policy.

Item 9.01.	Financial Statements and Exhibits

A redlined copy of the Bank's amended 2012 Director Compensation and Travel Expense Reimbursement Policy is attached as Exhibit 10.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2012

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/MILTON J. MILLER
Milton J. Miller
President and Chief Officer

By:	/s/JONATHAN R. WEST
Jonathan R. West
Executive Vice President - Chief Operating Officer, Business Operations

EXHIBIT INDEX

Exhibit Number	Description
10.1	2012 Director Compensation and Travel Expense Reimbursement Policy, as amended May 18, 2012